Exhibit 10.15

SOVEREIGN BANCORP, INC.
REVISED BONUS RECOGNITION AND RETENTION PROGRAM
FORM OF ELECTION FORM

For Bonus Earned in 2005 and Payable in 2006

     1. The undersigned individual, having been designated as a participant in the above-captioned program (the “BRRP”) with respect to his/her cash bonus earned for calendar year 2005, hereby elects, subject to the provisions of Section 4 below, to defer receipt of:

______	% [not less than 25%, nor more than 50%]

of the amount of bonus determined by appropriate authority as earned by him/her with respect to services performed in and for such calendar year. The undersigned agrees that the amount so deferred (and earnings with respect thereto) shall be held in trust or as otherwise provided from time to time in the BRRP document.

     2. The undersigned further specifies that amounts accumulated with respect to this election shall be distributed:

______	within 30 days following the date on which he/she becomes 100% vested in his/her benefit in accordance with the provisions of the BRRP document

______	after the occurrence of 100% vesting in his/her benefit, following his/her termination of employment with Sovereign (or a related company).

The undersigned understands and agrees that this payment election may be amended from time to time in accordance with the terms of the BRRP. However, no such amendment shall become effective until one year has elapsed following the filing of a written and executed change with the BRRP administrator. The undersigned further understands and agrees that, notwithstanding any election by him/her to the contrary, the BRRP administrator may, in its sole discretion, cause distribution to be made at either of the times specified above.

     3. If a copy of Exhibit A (attached hereto) is properly completed and delivered to the BRRP Administrator, the undersigned designates the person(s) specified thereon as his/her beneficiary(ies), to receive his/her vested interest in the BRRP in the event of his/her death prior to the receipt thereof.

     IN WITNESS WHEREOF, the undersigned, intending to be legally bound, has executed this Election Form on the _________day of _________2004.

Signature:	_________________________________

Print Name:	_________________________________